UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2004

BROWN SHOE COMPANY, INC. (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)

1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

(314) 854-4000 (Registrant's telephone number, including area code)

Item 7.01 Regulation FD Disclosure.

Members of Brown Shoe Company, Inc.'s executive management team will be speaking with financial analysts and investors on October 26, 2004 at the Banc of America Securities 2004 Apparel Forum in New York City. A copy of the presentation book that will be shared with analysts will be made available on Brown Shoe's website, www.brownshoe.com under "News" and then "General Company Releases," (see: http:\\www.brownshoe.com\news\index.asp). A webcast of the presentation to be made at 9:35 a.m. Eastern time on October 26, 2004, may be accessed by going to http://www.veracast.com/webcasts/bas/apparel-2004/id48102183.cfm.

In accordance with General Instruction B.2. of Form 8-K, the information contained in Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date October 25, 2004	/s/ Michael I. Oberlander
Michael I. Oberlander Vice President, General Counsel and Corporate Secretary